                                                                    Exhibit 99.3


ANNUAL NET INCOME BY ORGANIZATION
- ---------------------------------
Unadjusted
($ millions and % of total)


                                   A            B           C        D        E        F        G         H      I
                                      ANNUAL - ($ MILLIONS)                             ANNUAL - %              QTR
                                  FY92         FY93        FY94     FY95     FY92     FY93     FY94     FY95    1Q96
                                 ------      -------      ------   ------   ------   ------   ------   ------  ------
 1 Investment Banking              ($9)        $ 97         $135     $326     (1%)      9%       22%     152%    56%
 2 Risk Mgmt  Products & Services  124          333          163      (74)    19       31        26      (34)     1
 3 Trading & Sales                 188          466          (95)      82     29       44       (15)      38     17
 4 Investment Management            90           26          (30)     (10)    14        2        (5)      (5)     1
 5 Client Processing Services       92           87           98       93     14        8        16       43     15
 6 Australia / NZ                  143          129          152      102     22       12        25       47     17
 7 Asia                             32           43           43      (19)     5        4         7       (9)     4
 8 Latin America                    43          147          109     (120)     7       14        18      (56)    14
 9 Corporate                       (64)        (258)          40     (165)    (9)     (24)        6      (76)   (25)
                                 ------      -------      ------   ------   ------   ------   ------   ------  ------
10 Total                          $639       $1,070         $615    $ 215    100%     100%      100%     100%   100%
                                 ======      =======      ======   ======   ======   ======   ======   ======  ======


QUARTERLY NET INCOME BY ORGANIZATION
- ------------------------------------
Unadjusted
($ millions)

                                        A       B         C      D     E      F          G      H      I     J          K
                                        Qtly Avgs              Quarters 1994                  Quarters 1995            Q96
                                       -----------      --------------------------    ---------------------------    -------
                                       FY92   FY93       1Q94  2Q94   3Q94   4Q94      1Q95    2Q95  3Q95   4Q95      1Q96
  1 Investment Banking                 ($2)    $24       $40    $39    $8     $48       $24    $74    $70   $158       $77
  2 Risk Mgmt Products & Services       31      83        92     34    54     (17)      (30)    (9)     9    (44)        1
  3 Trading & Sales                     47     117       (73)     7    17     (46)       11      8     38     25        24
  4 Investment Management               22       7         6     (2)  (20)    (14)       (4)     2     (3)    (5)        1
  5 Client Processing Services          23      22        28     27    22      21        20     27     25     21        21
  6 Australia / NZ                      36      32        39     36    33      44        22     25     22     33        24
  7 Asia                                 8      11        15     12    13       3        (3)     8    (14)   (10)        6
  8 Latin America                       11      37        10     10    64      25      (108)    (4)     3    (11)       19
  9 Corporate                          (16)    (65)        7     18   (22)     37       (89)   (40)     5    (41)      (35)
                                     ------   ------    -----  ----- ------ -----     ------  -----  ----- ------    ------
 10 Total                             $160    $268      $164   $181  $169    $101     ($157)   $91   $155   $126      $138
                                     ======   ======    =====  ===== ====== =====     ======  =====  ===== ======    ======
